Exhibit 99.1

Mirum Pharmaceuticals Announces Proposed Convertible Senior Notes Offering

FOSTER CITY, Calif.—May 12, 2026—Mirum Pharmaceuticals, Inc. (“Mirum”) (Nasdaq: MIRM), a leading rare disease company, today announced its intention to offer, subject to market conditions and other factors, $600.0 million aggregate principal amount of convertible senior notes due 2032 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Mirum also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $90.0 million aggregate principal amount of notes.

The notes will be senior, unsecured obligations of Mirum and will accrue interest payable semi-annually in arrears. The notes will mature on June 1, 2032, unless earlier converted, redeemed or repurchased. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Mirum will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Mirum’s election. The interest rate, initial conversion rate, repurchase or redemption rights and other terms of the notes will be determined at the time of pricing of the offering.

Mirum expects to use a portion of the net proceeds from the offering to pay the cash portion of the consideration in the note exchange transactions as described below. Mirum expects to use the remainder of the net proceeds of this offering for general corporate purposes, which may include the acquisition of complementary products, technologies, intellectual property or businesses as part of its growth strategy.

Mirum expects to use a portion of the net proceeds from the offering and to issue shares of its common stock in exchange for a portion of its outstanding 4.00% convertible senior notes due 2029 (the “2029 notes”) in privately negotiated transactions (each, a “note exchange transaction”) entered into concurrently with the pricing of the offering. The terms of each note exchange transaction will depend on a variety of factors, including the market price of Mirum’s common stock and the trading price of the 2029 notes at the time of such note exchange transactions. No assurance can be given as to how much, if any, of the 2029 notes will be exchanged or the terms on which they will be exchanged. This press release is not an offer to exchange the 2029 notes, and the offering of the notes is not contingent upon the note exchange transactions.

In connection with any note exchange transaction, Mirum expects that holders of the 2029 notes who agree to have their 2029 notes exchanged and who have hedged their equity price risk with respect to such 2029 notes (the “hedged holders”) will, concurrently with, or shortly after, the pricing of the notes, unwind all or part of their hedge positions by buying Mirum’s common stock and/or entering into or unwinding various derivative transactions with respect to its common stock. The amount of Mirum’s common stock to be purchased by the hedged holders or the notional number of shares of Mirum’s common stock underlying such derivative transactions may be substantial in relation to the historical average daily trading volume of Mirum’s common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Mirum’s common stock, including concurrently with the pricing of the notes, resulting in a higher effective conversion price for the notes. Mirum cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or its common stock.

The offer and sale of the notes, any shares of common stock issuable upon conversion of the notes and any shares of common stock issuable in connection with any note exchange transaction have not been, and will not be, registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, sale or solicitation would be unlawful.

About Mirum Pharmaceuticals, Inc.

Mirum Pharmaceuticals (NASDAQ: MIRM) is a leading rare disease company with a global footprint of approved products and a broad pipeline of investigational medicines. Purpose-built to bring forward breakthrough medicines for people with overlooked conditions, Mirum focuses on rare liver and rare genetic diseases, where it has built deep expertise and strong connections to patient communities. The company’s commercial portfolio includes LIVMARLI® (maralixibat) for Alagille syndrome (ALGS) and progressive familial intrahepatic cholestasis (PFIC), CHOLBAM® (cholic acid) for bile-acid synthesis disorders, and CTEXLI® (chenodiol) for cerebrotendinous xanthomatosis (CTX).

Mirum’s clinical-stage pipeline includes volixibat, an IBAT inhibitor in late-stage development for primary sclerosing cholangitis (PSC) and primary biliary cholangitis (PBC), brelovitug, a fully human monoclonal antibody in late-stage development for chronic hepatitis delta virus (HDV), zilurgisertib, an ALK2 inhibitor under regulatory review with the FDA for fibrodysplasia ossificans progressiva (FOP), and MRM-3379, a PDE4D inhibitor being evaluated for Fragile X syndrome (FXS).

Mirum’s success is driven by a team dedicated to advancing high impact medicines through strategic development, disciplined execution and purposeful collaboration across the rare disease ecosystem.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the anticipated terms of the notes being offered and the note exchange transactions, the completion, timing and size of the proposed offering and note exchange transactions, the intended use of the proceeds and the potential impact of the foregoing or related transactions on the market price of Mirum’s common stock or the price of the notes. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “expected,” “will,” “could,” “would,” “guidance,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Mirum’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties related to associated with market conditions, including market interest rates, the trading price and volatility of Mirum’s common stock, Mirum’s business in general, the impact of geopolitical and macroeconomic events, and the other risks described in Mirum’s Quarterly Report on Form 10-Q for the period ended March 31, 2026 and subsequent filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. Mirum undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Contact Information

Investor Contact:

Andrew McKibben

ir@mirumpharma.com

Media Contact:

Meredith Kiernan

media@mirumpharma.com